Exhibit 99.1

Zeo Energy Corp. Receives Nasdaq Notice on Late Filing of its Form 10-Q

NEW PORT RICHEY, FL – May 29, 2025 – Zeo Energy Corp. (Nasdaq: ZEO) “Zeo Energy” or the “Company”), announced today that, as expected, it received a notice (the “Notice”) from Nasdaq on May 22, 2025, notifying the Company that it is not in compliance with the periodic filing requirements for continued listing set forth in Nasdaq Listing Rule 5250(c)(1) because the Company’s Quarterly Report on Form 10-Q for the for the three months ended March 31, 2025 (the “10-Q”) was not filed with the Securities and Exchange Commission (the “SEC”) by the required due date of May 15, 2025.

As previously reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on April 18, 2025, the Company received a deficiency notice from Nasdaq that the Company was not in compliance with Nasdaq’s Listing Rules as set forth in Listing Rule 5250(c)(1) given the Company’s failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “10-K”). The Company subsequently filed the 10-K on May 28, 2025.

This Notice received from Nasdaq has no immediate effect on the listing or trading of the Company’s shares. Nasdaq has provided the Company until Monday, June 16, 2025, to submit a plan to regain compliance. If Nasdaq accepts the Company’s plan, then Nasdaq may grant the Company an exception until October 13, 2025 to regain compliance with the Nasdaq Listing Rules.

The Company continues to work diligently to complete the 10-Q, after which the Company anticipates maintaining compliance with its SEC reporting obligations.

This announcement is made in compliance with Nasdaq Listing Rule 5810(b), which requires prompt disclosure of receipt of a deficiency notification.

About Zeo Energy Corp.

Zeo Energy Corp. is a Florida-based regional provider of residential solar, distributed energy, and energy efficiency solutions. Zeo Energy focuses on high-growth markets with limited competitive saturation. With its differentiated sales approach and vertically integrated offerings, Zeo Energy, through its Sunergy business, serves customers who desire to reduce high energy bills and contribute to a more sustainable future. For more information on Zeo Energy Corp., please visit www.zeoenergy.com.

Cautionary Note Regarding Forward-Looking Statements

This news release contains certain forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act of 1934, as amended, that are based on beliefs and assumptions and on information currently available to the Company. Such statements may include, but are not limited to, statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will,” and similar references to future periods may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about the filing of the 10-Q, maintaining compliance with SEC reporting obligations and regaining compliance with Nasdaq listing rules. These forward-looking statements are based on information available as of the date of this news release, and current expectations, forecasts, and assumptions, and involve a number of judgments, risks, and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update such forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the outcome of any legal proceedings that may be instituted against the Company or others; (ii) the Company’s success in retaining or recruiting, or changes required in, its officers, key employees, or directors; (iii) the Company’s ability to maintain the listing of its common stock and warrants on Nasdaq; (iv) limited liquidity and trading of the Company’s securities; (v) geopolitical risk and changes in applicable laws or regulations; (vi) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (vii) operational risk; (viii) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on the Company’s resources; and (ix) other risks and uncertainties, including those included under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2024 and in its subsequent periodic reports and other filings with the SEC.

In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by the Company, its respective directors, officers or employees or any other person that the Company will achieve its objectives and plans in any specified time frame, or at all. The forward-looking statements in this news release represent the views of the Company as of the date of this news release. Subsequent events and developments may cause that view to change. However, while the Company may elect to update these forward-looking statements at some point in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of the Company as of any date subsequent to the date of this news release.

Zeo Energy Corp. Contacts

For Investors:

Tom Colton and Greg Bradbury

Gateway Group

ZEO@gateway-grp.com

For Media:

Zach Kadletz

Gateway Group

ZEO@gateway-grp.com